UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 28, 2011

MOJO ORGANICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-148190	26-0884348
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification Number)

560 Lexington Ave., 16th Fl.
New York, NY  10022
(Address of principal executive offices, including zip code)

(212) 523-0322
(Registrant’s telephone number, including area code)

Copy to:
Gottbetter & Partners, LLP
488 Madison Ave., 12th Fl.
New York, NY 10022
Attn: Adam S. Gottbetter, Esq.

Mojo Ventures, Inc.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Our Board of Directors adopted resolutions authorizing an amendment to our Certificate of Incorporation to change our name from Mojo Ventures, Inc. to Mojo Organics, Inc.  As of December 21, 2011, the amendment had been approved by the written consent of stockholders holding a majority of the outstanding shares of our common stock as of the record date.  On December 28, 2011, we filed the amendment with the Secretary of State of the State of Delaware effecting our name change.

We are submitting our name change amendment to FINRA.  At such time as the amendment is authorized by FINRA, our new name will be reflected on FINRA’s OTC Bulletin Board.  We have not asked FINRA to authorize a new trading symbol and our trading symbol will remain “MOJO”.

On December 27, 2011, our wholly owned operating subsidiary, Mojo Organics, Inc. changed its name to Mojo Organics Operating Company, Inc.

Item 5.07	Submission of Matters to a Vote of Security Holders

Our Board of Directors adopted resolutions authorizing an amendment to our Certificate of Incorporation, and directed that the same be submitted to our stockholders for approval by written consent in lieu of a special meeting.  The amendment provided that Article I of our Certificate of Incorporation be amended to change our name from Mojo Ventures, Inc. to Mojo Organics, Inc.

As of December 21, 2011, such amendment was duly approved by the written consent of stockholders holding a majority of the outstanding shares of our common stock.  Under Delaware law, no meeting of stockholders was required to approve this amendment.  As of December 21, 2011, holders of record as of December 19, 2011 voting an aggregate of 19,042,494 shares of our common stock (approximately 50.21% of the shares outstanding and entitled to vote as of the record date (net of 22,862,748 shares held in our treasury and not entitled to vote)) approved the amendment by written consent.  As no meeting was held, there were no votes against, nor any abstentions or broker non-votes.

Item 7.01	Regulation FD Disclosure

Attached hereto as Exhibit 99.1 is a press releases we issued on January 4, 2012, relating to our name change.

Item 9.01	Financial Statements and Exhibits

(d)  Exhibits

Exhibit Number	Description

3.1	Certificate of Amendment to Certificate of Incorporation of Mojo Organics, Inc.

99.1	Press Release dated January 4, 2012

[Signature page follows immediately]

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mojo Ventures, Inc.

Date: January 3, 2012	By:	/s/Glenn Simpson
	Name:	Glenn Simpson
	Title:	Chief Executive Officer